UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04665

Commonwealth International Series Trust
(Exact name of registrant as specified in charter)

791 Town & Country Blvd
               Houston, TX 77024-3925
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal Street
                  Boston, MA 02110
(Name and address of agent for service)

Copies to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of the 1940 Act Law GroupTM
11300 Tomahawk Parkway, Suite 310
Leawood, KS 66221

Registrant’s telephone number, including area code: (888) 345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Commonwealth International
Series Trust
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
713-781-2856

DISTRIBUTOR
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, WI 53233

TRANSFER AGENT & ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.
A member firm of the 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211	Commonwealth Australia/New Zealand Fund Africa Fund Commonwealth Japan Fund Commonwealth Global Fund Commonwealth Real Estate Securities Fund ANNUAL REPORT October 31, 2012

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Table of Contents

Shareholder Letter	2

Performance Overview
Commonwealth Australia/New Zealand Fund	6
Africa Fund	8
Commonwealth Japan Fund	10
Commonwealth Global Fund	12
Commonwealth Real Estate Securities Fund	14

Glossary of Terms	16
Portfolio Composition	17
Schedules of Investments	19
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	48

Additional Information	49

Trustees and Officers	51

791 Town & Country Blvd, Suite 250, Houston, TX 77024-3925
888.345.1898

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

October 31, 2012

Dear Fellow Shareholders:

America and the world continue to work through some of the greatest changes society has experienced during what could be called “times of relative peace.” Governments from all nations are challenged from the outside as well as from within by political, religious and economic forces driven and supported by individual desires many of which may not be advantageous for the whole.

The Founding Fathers of our nation are deserving of great credit for their foresight. Even though they understood there would be differences in those who would have varying confidence in the character and judgment of their fellow citizens, they put in place processes and procedures whereby constructive change could be accomplished through a constitutional process if the long term majority of the people believed in the change sufficient enough to execute the procedures required for change. Irving Kristol stated that the early citizens believed in “public spiritedness...a system of habits and attitudes that would check egotism and self-indulgence.” The result was a system of checks and balances we enjoy and rely upon today which requires we maintain a Constitutional Democracy in its greatest form.

As the management of the Commonwealth International Series Trust surveys the various markets of the world, the challenges of whether or not the peoples and the governments are able to in reality govern is of paramount importance. What changes are being sought? What are the driving forces behind the changes? How did the country get into the current respective position and what will be done to prevent history from repeating itself?

With over 30 years of international investing experience, FCA Corp has the basic intellectual comforts undergirding the investment processes for the various portfolios of the Commonwealth International Series Trust. There is no substitute for lessons learned through experience.

It is from this base that the Commonwealth International Series Trust expanded into the continent of Africa introducing the new Africa Fund, which has an inception date of November 7, 2011. With the Australia/New Zealand, Japan, Global, Real Estate and now the Africa Funds, we feel the Commonwealth International Series Trust provides a broad approach to accessing many of the world’s markets. We believe that the market exposure provided by the mutual funds comprising the Commonwealth International Series Trust provides our shareholders the opportunities to participate in the economic recoveries that will take place on a global basis.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

The following individual reports on each of the mutual funds in the Commonwealth International Series Trust are very important and we ask you to review them thoroughly.

In closing, as we reflect on our twenty-first year as the investment advisor to the Trust, we would like to take this opportunity to thank you for your support and continued interest in our family of funds. We truly value our shareholders. If you have any questions, please feel free to contact us.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

Ronald Manning
Assistant Portfolio Manager
Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

Questions and Answers
 To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the advisor?
 The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principle place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded 38 years ago and maintains a global perspective on the equity and fixed income marketplaces.

Why do our Funds include shares of foreign companies?
 The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. FCA also believe U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies. In 2012, over 50% of the value of global equity markets was outside the United States, and the growth experienced by many of these foreign economies appeared to be attractive. FCA believes that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.1

How has international investing changed over the last decade?
 International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services of their respective needs. During the last two decades in particular, statistical information has become more uniform thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets long term. Their demand for investment capital continues as they provide opportunities for diversification and growth. The Funds seek to be participants in these developments. The challenge continues to be one of positioning portfolios for growth while seeking to protect against negative trends that might develop.

What are some of the factors influencing a Fund’s portfolio turnover?
 Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading although these are generally not the determining factor.

[1]
Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

We advise you to consider each Fund’s objectives, risks, charges and expenses carefully before investing in that Fund. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

How can the size of the Fund impact the Fund’s expense ratio?
 The primary objective of investment management is to seek a reasonable return in keeping with the risks assumed. Obtaining this objective in global portfolios is historically more expensive than the costs associated with managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings and generally overall communications are all known to be more expensive when managing foreign portfolios. As with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as a portfolio grows, it is self-evident that fixed costs as a percentage of the assets managed generally decline. In newer portfolios or in highly specific investment objective portfolios, higher costs can be experienced during time periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2012 was $12.05 per share compared to $10.76 per share on October 31, 2011. For the twelve month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned 13.31%. This return figure also reflects the 11.65 cents per share distribution made in December 2011.

In presenting comparative performance numbers on the Fund versus indexes to which it might be compared, it is important to note that we do not make investments that attempt to track any index. Rather, we invest based on fundamental research. Comparisons to indexes, which are not fundamentally based, may not appear as reasonable as we would prefer. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not incorporate such investments. In an attempt to present what some sectors of the marketplace returned, we provide three indexes for consideration. During the twelve-month period, the New Zealand SmallCap Index[1] returned 38.50%, the NZX 50 Index[1] returned 20.22% and the Australian All Ordinaries Index[1] returned 8.63%. These indexes do not include any fixed income instruments. Additionally, the indexes are unmanaged, they are expressed in terms of U.S. dollars and they do not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot directly invest in an index.

Keep in mind, the long term goal of owning the Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both of these fine countries. Therefore, in order to appropriately benefit, both countries must be continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare moment that both countries perform similarly. Nonetheless, the overriding goal of long term diversified ownership must be maintained.

There are other considerations as well. As examples, the 1.7 percent appreciation of the New Zealand dollar versus the U.S. dollar positively impacted the Fund’s return during the year, while the 1.5 percent decline of the Australian dollar had a negative effect. When measured in the respective local currency, New Zealand equities outperformed Australian equities. New Zealand small-cap equities generally outperformed relative to large-cap equities. Due to the allocation of the Fund’s assets to the small-cap area, which performed well, the Fund’s performance was positively impacted.

The Fund’s New Zealand holdings within the commercial services and transportation industries (particularly in the shipping and handling of goods through the port facilities) positively impacted the Fund’s performance.* Healthcare related investments in both Australia and New Zealand were solid contributors to the Fund’s overall performance as well.

Conversely, investments in the historically vibrant Australian energy and related commodity companies negatively impacted the Fund’s performance for the time period measured.

The Fund’s investments in fixed income (6.3% of total investments) is designed to provide a degree of stability while providing a modest income. During the period, these fixed income instruments underperformed relative to the equity investment portion of the portfolio.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Australia/New Zealand Fund, the NZSCI, AAOI, and NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Australia/New Zealand Fund from 10/31/02 to 10/31/12, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund Operating
	as of September 30, 2012			as of October 31, 2012			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Australia/New Zealand Fund	24.06%	0.32%	10.68%	13.31%	-0.57%	10.28%	3.08%
New Zealand SmallCap Index (“NZSCI”)	55.28%	4.63%	16.99%	38.50%	4.27%	16.77%	—
Australian All Ordinaries Index (“AAOI”)	23.32%	0.95%	17.33%	8.63%	0.02%	17.11%	—
NZX 50 Index	24.33%	-0.29%	13.25%	20.22%	0.12%	12.85%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus dated February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total Fund operating expenses would be 3.08%.

The Fund’s performance is measured against the NZSCI, a capitalization-weighted index of all New Zealand equities, excluding those in the NZX 50 Index, is considered to be reflective of the performance of the New Zealand small-cap equity market; the AAOI, an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Australia/New Zealand Fund was formerly known as Capstone New Zealand (2000) and subsequently the Commonwealth New Zealand Fund (2001).

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
AFRICA FUND

The Africa Fund’s net asset value (NAV) as of October 31, 2012 was $10.23 per share compared to $10.00 per share on November 7, 2011, the inception date of the Africa Fund. For the period covered by this Annual Report, the Africa Fund posted a 2.30% cumulative total return. Our investments do not attempt to track any indexes, but rather we undertake investments on the basis of fundamental research. Comparisons to indexes, which are not fundamentally based, may not appear as reasonable as we would prefer. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not incorporate such investments. The MSCI Emerging Markets Index[1] and the Dow Jones Africa Titans 50 Index[1], returned 3.16% and 11.80%, respectively for the same period. These indexes do not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund’s inception date is November 7, 2011. As in any investment portfolio that begins anew, the timing of commitments to the investment can have an effect on near term performance. A larger cash allocation during the last three-months of the fiscal-year resulted in a relative underperformance against the Dow Jones Africa Titans 50 Index. Domestic developments in South Africa in the forms of labor unrest, credit ratings downgrades, and a widening in the current account deficit, were among some of the factors for a lower exchange rate versus the U.S. dollar which negatively impacted the Fund’s performance during the period. The Fund’s investments in financial companies, including Capitec Bank Holdings*, Discovery Holdings* and PSG Group*, negatively impacted performance, whereas investments in the consumer staples, consumer discretionary and telecommunication sectors positively impacted the Fund’s performance.

For the period ended October 31, 2012, FCA Corp., the investment advisor to the Fund, chose to voluntarily reimburse fund expenses beyond its contractual agreement in the amount of $49,962, which is not subject to recoupment. Please see accompanying notes to the financial statements for additional information.

Africa represents a unique, complicated continent with potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. The journey has now begun in earnest and we are dedicated to the tasks at hand. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather first hand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. Because many investors in America share our vision for the continent and have a desire to be informed beyond just financial aspects, we have constructed our web site’s Africa section to provide a variety of information in response to this, and invite you to visit the Fund’s website.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of that country.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
AFRICA FUND
Comparison of Change in Value of a $10,000 Investment in the Africa Fund, the MSCIEM and DJAFKT.

The above graph is a hypothetical $10,000 investment in the Africa Fund from 11/07/11 (inception) to 10/31/12.

				Total Fund
	Cumulative Total Return	Cumulative Total Return	Total Fund	Operating
	as of September 30, 2012	as of October 31, 2012	Operating	Expense
	Inception	Inception	Expense	After Fee
	(11/07/11)	(11/07/11)	Ratio[1]	Waiver Ratio[1]

Africa Fund	5.00%	2.30%	4.86%	3.61%
MSCI Emerging Markets Index (“MSCIEM”)	3.79%	3.16%	—	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	12.35%	11.80%	—	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratios are from the Fund’s Prospectus dated February 28, 2012. FCA Corp has contractually agreed to waive the Management Fee of 1.25% through February 28, 2014. Please see Note 4 of the Notes to Financial Statements. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found in the financial highlights.

The Fund’s performance is measured against the MSCIEM, a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; the DJAFKT, a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The Emerging Markets Index currently consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
COMMONWEALTH JAPAN FUND

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2012 was $2.54 per share compared to $2.70 per share on October 31, 2011. For the twelve month period covered by this Annual Report, the Commonwealth Japan Fund returned -5.93%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. Comparisons to indexes, which are not fundamentally based, may not appear as reasonable as we would prefer. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not incorporate such investments. The Tokyo Stock Price Index[1] returned -3.10% for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

After a relatively strong first half of 2012, the Japanese economy is expected to report a contraction in the second half of the year owing to weak demand in Europe and the United States. Japanese exports have shown a marked decline in the third-quarter of 2012 preceded by a rapid increase during the second quarter of 2012. Industrial production has also decreased for two consecutive quarters as overseas’ economies have moved deeper into a deceleration phase. Japanese exports to the European Union have been declining for several consecutive quarters and those to China have recently shown a noticeable decline as well. The Fund’s performance therefore was negatively impacted by its holdings in those companies with a larger proportion of revenue derived from export markets. There were exceptions such as maritime shipping companies doing poorly while some domestic rail companies did well.*

In contrast, domestic demand has been relatively firm on the whole until recently, mainly against the background of an increase in demand due to reconstruction following the March 11, 2011 Great East Japan Earthquake. The Fund’s performance was positively impacted by its holdings in companies with a larger proportion of revenue derived from the domestic economy including rail-road, banking, insurance and consumer staples companies.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japan issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of that country.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
COMMONWEALTH JAPAN FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Japan Fund and the TOPIX Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Japan Fund from 10/31/02 to 10/31/12, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund Operating
	as of September 30, 2012			as of October 31, 2012			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Japan Fund	-6.88%	-7.33%	-1.66%	-5.93%	-7.84%	-1.34%	3.94%
Tokyo Stock Price Index (“TOPIX”)	-2.00%	-5.82%	3.77%	-3.10%	-6.13%	4.35%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus dated February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total Fund operating expenses would be 3.91%.

The Fund’s performance is measured against the TOPIX, an unmanaged capitalization-weighted index of all the common stocks on the First Selection of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Japan Fund was formerly known as the Capstone Japan Fund (2000), established as a series of the Trust on July 10, 1989 under the name of the Capstone Nikko Japan Tilt Fund.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
COMMONWEALTH GLOBAL FUND

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2012 was $14.13 per share compared to $15.24 per share on October 31, 2011. For the twelve month period covered by this Annual Report, the Commonwealth Global Fund posted a 3.47% cumulative total return. This figure reflects the $1.52 per share distribution in December 2011, as well as the 1 cent per share distribution in August 2012. Comparisons to indexes, which are not fundamentally based, may not appear as reasonable as we would prefer. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not incorporate such investments. The MSCI World Index[1] returned 10.11% for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

In review of the year, it is fair to conclude that “uncertainty” has been the underlying concern of all markets domestic or international. Governments and their respective peoples have had to deal with the events of the year which included, but were not limited to: “The Arab Spring”, endless turmoil of the Euro-zone countries, threats of nuclear development and changes in various degrees within the political leaderships of the United States, France, Japan and China. As each country strives to adjust, economic policies can become very fluid, varied in application and undependable. Indeed, risk is everywhere. However, we sleep better, and hope our investors do too, with our approach to analyze and determine the most appropriate risk adjusted investments to hold in the portfolio. During this time, in light of these unpredictable circumstances, the Commonwealth Global Fund’s management maintained the portfolio in a more reserved, protected position, which in retrospect was not the most beneficial for the greatest relative growth. However, we believe that progress has been made.

The ownership of the financial sector* was beneficial and the best performing sector of the Fund. Other areas of promise, such as transportation*, experienced disappointing returns as rail road companies carried less coal due to the switch from coal power electric generation to natural gas as the source. This produced the obvious effect of significantly lower transportation tonnage of coal nationwide. This does not diminish our belief in the rails and their excellent fundamentals. It simply means that some of the dynamics are changing in this important industry. Rails continue to represent excellent economies for longer distance cargo carrying.

During the last year, the United States continued to deserve an increased flow of capital into its markets as earnings improved for the international yet domestically domiciled companies. Corporate America showed a resiliency that will be continuously challenged. As we look at the year and beyond, diversification across markets remains a guiding key to continued portfolio management.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
COMMONWEALTH GLOBAL FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Global Fund and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Global Fund from 12/3/02 (inception) to 10/31/12, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund
	as of September 30, 2012			as of October 31, 2012			Operating
			Inception			Inception	Expense
	1 Year	5 Year	(12/03/02)	1 Year	5 Year	(12/03/02)	Ratio[1]
Commonwealth Global Fund	15.88%	-2.60%	6.73%	3.47%	-3.36%	6.51%	3.05%
MSCI World Index	22.32%	-1.58%	7.58%	10.11%	-2.30%	7.45%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus dated February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total Fund operating expenses would be 3.05%.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2012, was $11.27 per share compared to $9.72 per share on October 31, 2011. For the twelve month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted a 15.95% cumulative total return. The MSCI US REIT Index[1] returned 14.81% for the same period. Comparisons to indexes, which are not fundamentally based, may not appear as reasonable as we would prefer. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not incorporate such investments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance returns of the Fund do reflect the deduction of fees for these services.

Information on the various real estate interests throughout the Global/Domestic universe seems to remain at best confusingly constructive. As always, investors are generally optimistic and in the case of the international and domestic companies, they have expressed their optimism, even if unfounded, through new ownership of companies yet to provide totally viable reasons for their new found worth in the markets.

Internationally and domestically, the price movements of equities are from a very low base and large appreciation numbers can be seen with even the hint of modest improvements in fundamentals. The Commonwealth Real Estate Fund has stayed the course of ownership allowing time to heal many markets as the invisible hand of capitalism works its magic providing modest improvements in basic markets which have led to some appreciation of assets.

The commercial real estate market seems to have fundamentally improved during the last year. Prices and property values in many areas have held up and the commercial sector has been aided by some increased building activity. Low interest rates certainly encourage activity across the country, yet many corporate entities continue to deleverage their balance sheets by paying off debt and building cash positions. This process often restricts hiring and job creation which we continue to view as vital to future growth of the real estate sector.* At present, we do not see reasons to be making material changes and believe the practice of holding the course longer term is the best process to follow.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PERFORMANCE OVERVIEW – October 31, 2012 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Real Estate Securities Fund and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Real Estate Securities Fund from 1/5/04 (inception) to 10/31/12, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund
	as of September 30, 2012			as of October 31, 2012			Operating
			Inception			Inception	Expense
	1 Year	5 Year	(1/5/04)	1 Year	5 Year	(1/5/04)	Ratio[1]
Commonwealth Real Estate Securities Fund	30.96%	-2.62%	2.67%	15.95%	-2.75%	2.70%	3.33%
MSCI US REIT Index	32.44%	2.13%	9.07%	14.81%	1.72%	8.88%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus dated February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total Fund operating expenses would be 3.29%.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

Glossary of Terms

Australian All Ordinaries Index (“AAOI”) — is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange.

Dow Jones Africa Titans 50 Index (“DJAFKT”) — a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa.

Gross Domestic Product (“GDP”) — is a measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

MSCI Emerging Markets Index (“MSCIEM”) — is a float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets. The Emerging Markets Index currently consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI US REIT Index — is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX.

MSCI World Index — is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

NZX 50 Index — is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange.

New Zealand SmallCap Index (“NZSCI”) — is a capitalization-weighted index of all New Zealand equities, excluding those in the NZX 50 Index, considered to be reflective of the performance of the New Zealand small-cap equity market.

Tokyo Stock Price Index (“TOPIX”) — is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PORTFOLIO COMPOSITION – October 31, 2012* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or	Percent of Total
Security Type	Investments

Commercial Services	18.3%
Healthcare – Services	8.7%
Retail	8.1%
Transportation	7.4%
Mining	6.2%
Oil & Gas	5.7%
REITS	4.1%
Electric	4.1%
Insurance	4.1%
Home Furnishings	3.8%
Telecommunications	3.8%
Diversified Financial Services	3.3%
Media	3.3%
Metal Fabricate/Hardware	3.1%
Bonds – New Zealand	2.9%
Healthcare – Products	2.3%
Preferred Stocks	2.3%
Building Materials	2.0%
Electrical Components & Equipment	1.7%
Engineering & Construction	1.5%
Chemicals	1.1%
Bonds – Australia	1.1%
Agriculture	0.8%
Short-Term Investments	0.3%

100.0%

AFRICA FUND
Country or	Percent of Total
Security Type	Investments

South Africa	40.2%
Exchange Traded Funds – South Africa	20.5%
Exchange Traded Funds – Africa Region	18.0%
Short-Term Investments	7.2%
Egypt	6.8%
United Kingdom	4.5%
Bonds – South Africa	1.9%
Guernsey	0.8%
Rights	0.1%

100.0%

COMMONWEALTH JAPAN FUND
Industry or	Percent of Total
Security Type	Investments

Transportation	22.7%
Short-Term Investments	7.2%
Healthcare – Products	5.7%
Exchange Traded Funds	5.7%
Insurance	4.8%
Auto Parts & Equipment	4.6%
Electronics	4.5%
Machinery – Diversified	4.4%
Real Estate	4.3%
Computers	4.1%
Cosmetics/Personal Care	3.7%
Distribution/Wholesale	3.5%
Engineering & Construction	3.5%
Retail	2.7%
Electric	2.5%
Hand/Machine Tools	2.5%
Beverages	2.3%
Entertainment	2.3%
Banks	2.0%
Toys/Games/Hobbies	1.9%
REITS	1.9%
Chemicals	1.3%
Food	0.5%
Leisure Time	0.5%
Call Options	0.4%
Metal Fabricate/Hardware	0.3%
Diversified Financial Services	0.2%

100.0%

COMMONWEALTH GLOBAL FUND
Country or	Percent of Total
Security Type	Investments

United States	37.7%
United Kingdom	16.3%
Short-Term Investments	6.7%
Switzerland	6.6%
France	5.9%
Israel	4.3%
Bermuda	3.5%
Mexico	2.5%
Guernsey	2.5%
Netherlands	2.5%
Germany	2.3%
Canada	1.9%
Japan	1.8%
Spain	1.7%
South Africa	1.6%
India	1.5%
Brazil	0.7%

100.0%

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

PORTFOLIO COMPOSITION – October 31, 2012* (Unaudited)

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or	Percent of Total
Security Type	Investments

REITS – Office Property	13.8%
REITS – Apartments	10.1%
Building Materials	9.8%
Lodging	8.6%
REITS – Hotels	7.5%
Real Estate	7.1%
Home Builders	6.3%
Telecommunications	4.9%
REITS – Storage	4.4%
REITS – Diversified	4.3%
REITS – Shopping Centers	3.9%
Bonds	3.2%
Retail	2.4%
Engineering & Construction	2.3%
Exchange Traded Funds	2.2%
REITS – Warehouse/Industries	2.0%
Savings & Loans	1.9%
REITS – Health Care	1.9%
Call Options	1.6%
REITS – Single Tenant	1.6%
Short-Term Investments	0.2%

100.0%
* Portfolio composition is subject to change.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

	Shares	Value

AUSTRALIA (21.9%)
COMMON STOCKS (20.8%)
CHEMICALS (1.1%)
Nufarm, Ltd.	39,806	$237,595

ELECTRIC (2.2%)
AGL Energy, Ltd.	32,680	493,250

HEALTHCARE-PRODUCTS (1.3%)
Cochlear, Ltd.	4,000	295,596

HEALTHCARE-SERVICES (1.6%)
Sonic Healthcare Ltd.	26,324	355,235

INSURANCE (2.3%)
QBE Insurance Group, Ltd.	38,164	522,143

MINING (5.9%)
Orica Ltd.	13,079	341,047
OZ Minerals Ltd.	30,866	262,413
PanAust, Ltd.	210,000	725,912

		1,329,372

OIL & GAS (2.6%)
Santos, Ltd.	28,202	336,958
Woodside Petroleum, Ltd.	6,518	232,752

		569,710

RETAIL (1.8%)
Wesfarmers, Ltd.	11,375	410,560

TRANSPORTATION (2.0%)
Asciano Group	93,333	441,794

TOTAL COMMON STOCKS
(Cost $3,501,517)		4,655,255

	Principal

CORPORATE BONDS (1.1%)
CBA Capital Australia, Ltd., 3.50%,
4/15/15 (1) (2) (3)	$300,000	234,385

TOTAL CORPORATE BONDS
(Cost $202,443)		234,385

TOTAL AUSTRALIA
(Cost $3,703,960)		4,889,640

	Shares

NEW ZEALAND (74.0%)
COMMON STOCKS (68.9%)
AGRICULTURE (0.8%)
PGG Wrightson, Ltd. (4)	609,340	170,382

BUILDING MATERIALS (2.0%)
Fletcher Building, Ltd.	75,366	436,347

COAL (0.0%)
Pike River Coal, Ltd. (4) (5)	1,145,295	0

COMMERCIAL SERVICES (17.5%)
Guinness Peat Group PLC (4)	495,906	232,466
Mowbray Collectables, Ltd. (4) (6)	821,593	304,056
Northland Port Corp. (NZ), Ltd.	81,425	145,982
Port of Tauranga, Ltd.	50,000	532,505
South Port New Zealand, Ltd.	1,027,930	2,705,190

		3,920,199

DIVERSIFIED FINANCIAL SERVICES (3.2%)
Heartland New Zealand, Ltd. (4)	1,252,765	710,891

ELECTRIC (1.7%)
Infratil, Ltd.	206,699	384,177

ELECTRICAL COMPONENTS & EQUIPMENT (1.6%)
Cavotec SA	130,250	367,211

ENGINEERING & CONSTRUCTION (1.5%)
Auckland International Airport, Ltd.	150,000	331,223

HEALTHCARE-PRODUCTS (0.9%)
Ebos Group, Ltd.	30,901	208,387

HEALTHCARE-SERVICES (6.7%)
Acurity Health Group Ltd.	20,299	95,489
Metlifecare Ltd. (4)	30,000	78,951
Ryman Healthcare, Ltd.	400,000	1,332,292

		1,506,732

HOME FURNISHINGS (3.7%)
Scott Technology, Ltd.	477,628	824,885

INSURANCE (1.6%)
Tower Ltd.	220,641	350,209

MEDIA (3.2%)
Sky Network Television, Ltd.	159,745	705,482

See accompanying notes to financial statements.

19

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

	Shares	Value

NEW ZEALAND (74.0%) - Continued
COMMON STOCKS (68.9%) - Continued
METAL FABRICATE/HARDWARE (3.0%)
Methven, Ltd.	606,250	$668,099

OIL & GAS (3.0%)
New Zealand Oil & Gas, Ltd.	924,805	657,886

REITS (3.9%)
Goodman Property Trust	358,959	312,921
Vital Healthcare Property Trust	546,634	566,437

		879,358

RETAIL (5.9%)
Briscoe Group, Ltd.	405,000	709,445
Colonial Motor Co., Ltd.	199,565	615,460

		1,324,905

TELECOMMUNICATIONS (3.6%)
TeamTalk, Ltd.	380,094	812,734

TRANSPORTATION (5.1%)
Freightways, Ltd.	173,540	610,840
Mainfreight, Ltd.	60,000	525,515

		1,136,355

TOTAL COMMON STOCKS
(Cost $11,586,854)		15,395,462

PREFERRED STOCKS (2.3%)
INVESTMENT COMPANIES (2.3%)
ASB Capital, Ltd., 3.46% (1) (3)	954,218	503,810

TOTAL PREFERRED STOCKS
(Cost $686,798)		503,810

	Principal

CORPORATE BONDS (2.8%)
Credit Agricole SA, 10.04%,
12/29/49 (1) (2) (3)	$600,000	246,721
Sky Network Television, Ltd., 3.19%,
10/16/16 (1) (2) (3)	500,000	380,361

TOTAL CORPORATE BONDS
(Cost $663,035)		627,082

TOTAL NEW ZEALAND
(Cost $12,936,687)		16,526,354

	Shares

SHORT-TERM INVESTMENTS (0.2%)
Federated Government Obligations
Fund, 0.03% (7)	53,844	53,844

TOTAL SHORT-TERM INVESTMENTS
(Cost $53,844)		53,844

TOTAL INVESTMENTS (96.1%)
(Cost $16,694,491)		21,469,838

OTHER ASSETS IN EXCESS OF LIABILITIES (3.9%)		877,515

NET ASSETS (100.0%)		$22,347,353

(1)	Variable, Floating, or Step Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2012.
(2)	Principal amount shown is in New Zealand Dollars; value shown in U.S. Dollars.
(3)	Callable.
(4)	Non-income producing.
(5)	Security is being fair valued in accordance with the Trust’s fair valuation policies.
(6)	Affiliated Investment. See Note 5 of the Notes to Financial Statements.
(7)	Rate disclosed is the seven day yield as of October 31, 2012.
PLC — Public Limited Company
REIT — Real Estate Investment Trusts

See accompanying notes to financial statements.

20

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

AFRICA FUND

	Shares	Value

COMMON STOCKS (51.9%)
EGYPT (6.7%)
Orascom Construction Industries ADR	800	$30,808
Orascom Telecom Holding SAE GDR (1)	20,000	60,100

		90,908

GUERNSEY (0.8%)
Agriterra, Ltd. (1)	210,000	10,912

SOUTH AFRICA (39.9%)
Barloworld Ltd.	2,500	20,255
Bidvest Group Ltd.	1,000	23,868
Capitec Bank Holdings, Ltd.	2,500	55,071
Discovery Holdings, Ltd.	9,000	57,629
FirstRand Ltd.	9,800	32,529
Grindrod, Ltd.	35,000	60,065
Imperial Holdings, Ltd. ADR	1,200	27,042
JD Group Ltd.	3,500	18,689
MTN Group, Ltd. ADR	2,600	47,502
Nedbank Group Ltd.	1,500	30,966
PSG Group Ltd.	3,700	26,969
Sasol, Ltd. ADR	1,100	46,651
Shoprite Holdings, Ltd. ADR	900	37,710
Standard Bank Group Ltd. ADR	2,800	34,076
Steinhoff International
Holdings Ltd. (1)	6,500	21,845

		540,867

UNITED KINGDOM (4.5%)
SABMiller PLC ADR	500	21,650
Tullow Oil PLC ADR	3,500	39,725

		61,375

TOTAL COMMON STOCKS
(Cost $703,038)		704,062

EXCHANGE TRADED FUNDS (38.2%)
iShares MSCI South Africa Index Fund	4,200	275,646
Market Vectors Africa Index ETF	7,640	242,035

TOTAL EXCHANGE TRADED FUNDS
(Cost $489,272)		517,681

	Principal

SOVEREIGN BONDS (1.9%)
SOUTH AFRICA (1.9%)
South Africa Government
Bond, 8.00%, 12/21/18 (2)	R200,000	25,250

TOTAL SOVEREIGN BONDS
(Cost $26,650)		25,250

	Rights

RIGHTS (0.1%)
SOUTH AFRICA (0.1%)
Capitec Bank Holdings Ltd., Exercise
Price: R160, 11/10/2012 (1)	350	1,232

TOTAL RIGHTS
(Cost $0)		1,232

	Shares

SHORT-TERM INVESTMENTS (7.1%)
Federated Government Obligations Fund,
0.03% (3)	96,755	96,755

TOTAL SHORT-TERM INVESTMENTS
(Cost $96,755)		96,755

TOTAL INVESTMENTS (99.2%)
(Cost $1,315,715)		1,344,980
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)		11,059

NET ASSETS (100.0%)		$1,356,039

(1)	Non-income producing.
(2)	Principal amount shown in South African Rand; value shown in U.S. Dollars.
(3)	Rate disclosed is the seven day yield as of October 31, 2012.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

21

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

COMMONWEALTH JAPAN FUND

	Shares	Value

COMMON STOCKS (86.2%)
AUTO PARTS & EQUIPMENT (4.6%)
NGK Spark Plug Co., Ltd.	6,000	$67,042
Sumitomo Rubber Industries, Ltd.	10,000	117,625

		184,667

BANKS (2.0%)
Mizuho Financial Group, Inc.	30,000	46,975
Nishi-Nippon City Bank, Ltd.	15,000	34,198

		81,173

BEVERAGES (2.3%)
Coca-Cola West Co., Ltd.	2,000	30,640
Kirin Holdings Co., Ltd.	5,000	62,758

		93,398

CHEMICALS (1.3%)
JSR Corp.	3,000	51,409

COMPUTERS (4.1%)
Fujitsu, Ltd.	10,000	38,457
INES Corp.	5,000	31,880
Melco Holdings, Inc.	2,500	52,205
Otsuka Corp.	500	40,774

		163,316

COSMETICS/PERSONAL CARE (3.6%)
Unicharm Corp.	2,700	146,110

DISTRIBUTION/WHOLESALE (3.5%)
Marubeni Corp.	20,000	129,525
Yamae Hisano Co., Ltd.	1,000	11,901

		141,426

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Kyushu Leasing Service Co., Ltd.	4,000	8,869

ELECTRIC (2.5%)
Hokkaido Electric Power Co., Inc.	6,000	49,380
Tohoku Electric Power Co., Inc. (1)	7,000	51,560

		100,940

ELECTRONICS (4.5%)
Hamamatsu Photonics K.K.	1,500	51,954
Hoya Corp.	4,000	80,972
Star Micronics Co., Ltd.	5,000	46,787

		179,713

ENGINEERING & CONSTRUCTION (3.5%)
Kajima Corp.	33,000	91,357
Taihei Dengyo Kaisha, Ltd.	6,000	38,782
Takada Corp.	3,000	9,884

		140,023

ENTERTAINMENT (2.3%)
Sankyo Co., Ltd.	2,000	90,567

FOOD (0.5%)
Maxvalu Kyushu Co., Ltd.	1,500	20,293

HAND/MACHINE TOOLS (2.4%)
Meidensha Corp.	28,000	98,559

HEALTHCARE-PRODUCTS (5.6%)
Asahi Intecc Co., Ltd.	4,000	118,702
Terumo Corp.	2,500	107,729

		226,431

INSURANCE (4.7%)
Dai-ichi Life Insurance Co., Ltd.	80	92,196
T & D Holdings, Inc.	4,000	43,693
Tokio Marine Holdings ADR	2,000	53,260

		189,149

LEISURE TIME (0.5%)
Shimano, Inc.	300	18,903

MACHINERY-DIVERSIFIED (4.4%)
Fanuc, Ltd.	1,000	159,213
Torishima Pump Manufacturing Co., Ltd.	2,500	17,475

		176,688

METAL FABRICATE/HARDWARE (0.3%)
Okano Valve Manufacturing Co.	5,000	12,840

REAL ESTATE (4.3%)
Mitsui Fudosan Co., Ltd.	3,000	60,616
Sumitomo Realty & Development Co., Ltd.	4,000	110,435

		171,051

REITS (1.9%)
Fukuoka REIT Corp.	10	75,160

See accompanying notes to financial statements.

22

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

COMMONWEALTH JAPAN FUND

	Shares	Value

COMMON STOCKS (86.2%) - Continued
RETAIL (2.7%)
Sugi Holdings Co., Ltd.	2,500	$90,348
TOTAL MEDICAL SERVICE Co., Ltd.	1,000	17,237

		107,585

TOYS/GAMES/HOBBIES (1.9%)
Nintendo Co., Ltd.	600	77,264

TRANSPORTATION (22.6%)
Daiichi Koutsu Sangyo Co., Ltd.	1,000	7,516
East Japan Railway Co.	1,500	102,969
Hankyu Hanshin Holdings, Inc.	22,000	121,809
Kawasaki Kisen Kaisha, Ltd. (1)	30,000	37,956
Keikyu Corp.	13,000	122,460
Keio Corp.	18,000	136,640
Kintetsu World Express, Inc.	2,000	56,320
Mitsui OSK Lines, Ltd.	18,000	43,066
Nippon Express Co., Ltd.	15,000	54,866
Nishi-Nippon Railroad Co., Ltd.	5,000	21,233
Tobu Railway Co., Ltd.	18,000	95,603
Yamato Holdings Co., Ltd.	7,000	106,539

		906,977

TOTAL COMMON STOCKS
(Cost $3,030,804)		3,462,511

	Contracts

CALL OPTIONS (0.4%)
iShares MSCI Japan Index Fund,
Strike Price: $8.00,
Expiration 1/19/2013 (1)	150	16,050
iShares MSCI Japan Index Fund,
Strike Price: $13.00,
Expiration 1/19/2013 (1)	145	0

TOTAL CALL OPTIONS
(Cost $38,275)		16,050

	Shares

EXCHANGE TRADED FUNDS (5.6%)
iShares MSCI Japan Index Fund	25,000	226,250

TOTAL EXCHANGE TRADED FUNDS
(Cost $224,063)		226,250

SHORT-TERM INVESTMENTS (7.2%)
Federated Government Obligations
Fund, 0.03% (2)	288,854	288,854

TOTAL SHORT-TERM INVESTMENTS
(Cost $288,854)		288,854

TOTAL INVESTMENTS (99.4%)
(Cost $3,581,996)		3,993,665
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)		23,290

NET ASSETS (100.0%)		$4,016,955

(1)	Non-income producing.
(2)	Rate disclosed is the seven day yield as of October 31, 2012.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trusts

See accompanying notes to financial statements.

23

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

COMMONWEALTH GLOBAL FUND

	Shares	Value

COMMON STOCKS (87.9%)
BERMUDA (3.5%)
Bunge, Ltd.	6,500	$461,695

BRAZIL (0.7%)
Vale SA ADR	5,000	91,600

CANADA (1.9%)
InterOil Corp. (1)	4,000	257,920

FRANCE (5.9%)
Arkema SA ADR	4,130	377,290
BNP Paribas ADR	6,000	149,700
Total SA ADR	5,200	262,080

		789,070

GERMANY (2.3%)
Siemens AG ADR	3,000	302,730

GUERNSEY (2.5%)
Amdocs, Ltd.	10,000	330,700

INDIA (1.5%)
ICICI Bank, Ltd. ADR	5,000	196,250

ISRAEL (4.3%)
NICE Systems, Ltd. ADR (1)	10,000	333,000
Teva Pharmaceutical Industries, Ltd. ADR	6,000	242,520

		575,520

JAPAN (1.8%)
Nidec Corp. ADR	14,000	248,360

MEXICO (2.5%)
Grupo Televisa SA ADR	15,000	339,000

NETHERLANDS (2.5%)
Unilever NV	9,000	330,210

SOUTH AFRICA (1.6%)
Shoprite Holdings, Ltd. ADR	5,000	209,500

SPAIN (1.7%)
Banco Santander SA ADR	30,126	224,739

SWITZERLAND (6.6%)
Nestle SA ADR	7,750	490,885
Roche Holding AG ADR	8,000	384,160

		875,045

UNITED KINGDOM (16.3%)
Anglo American PLC ADR	11,830	181,827
BG Group PLC ADR	10,000	186,000
BP PLC ADR	4,579	196,393
Centrica PLC ADR	7,000	145,950
Diageo PLC ADR	2,000	228,480
InterContinental Hotels Group PLC ADR	9,333	229,778
Old Mutual PLC ADR	13,125	290,958
Prudential PLC ADR	18,000	494,640
Vodafone Group PLC ADR	7,875	214,358

		2,168,384

UNITED STATES (32.3%)
AECOM Technology Corp. (1)	10,000	214,700
AGCO Corp. (1)	5,000	227,550
BorgWarner, Inc. (1)	2,000	131,640
Chemed Corp.	4,200	282,450
Conmed Corp.	15,720	434,815
DENTSPLY International, Inc.	8,700	320,508
Huntington Bancshares, Inc.	20,000	127,800
Johnson Controls, Inc.	6,000	154,500
KVH Industries, Inc. (1)	30,000	414,600
LifePoint Hospitals, Inc. (1)	4,500	159,030
Lufkin Industries, Inc.	5,000	250,050
New York Community Bancorp, Inc.	10,000	138,600
Norfolk Southern Corp.	4,000	245,400
Northwest Natural Gas Co.	5,000	232,650
Pentair, Inc.	10,760	454,503
Starwood Hotels & Resorts Worldwide, Inc.	5,000	259,250
Tenneco, Inc. (1)	6,000	183,300
Wells Fargo & Co.	2,000	67,380

		4,298,726

TOTAL COMMON STOCKS
(Cost $8,856,935)		11,699,449

See accompanying notes to financial statements.

24

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

COMMONWEALTH GLOBAL FUND

	Shares	Value

PREFERRED STOCKS (5.4%)
UNITED STATES (5.4%)
Chesapeake Energy Corp., 4.50% (2)	1,000	$86,040
HSBC USA, Inc., Series F, 3.50%,
Callable 11/30/12 (3) (4)	18,000	401,760
HSBC USA, Inc., Series G, 4.00%,
Callable 11/30/12 (3) (4)	10,000	234,900

TOTAL PREFERRED STOCKS
(Cost $561,255)		722,700

SHORT-TERM INVESTMENTS (6.8%)
Federated Government Obligations
Fund, 0.03% (5)	900,362	900,362

TOTAL SHORT-TERM INVESTMENTS
(Cost $900,362)		900,362

TOTAL INVESTMENTS (100.1%)
(Cost $10,318,552)		13,322,511
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(11,225)

NET ASSETS (100.0%)		$13,311,286

(1)	Non-income producing.
(2)	Convertible security.
(3)	Callable.
(4)	Variable, Floating, or Step Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2012.
(5)	Rate disclosed is the seven day yield as of October 31, 2012.
ADR — American Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

25

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

COMMONWEALTH REAL ESTATE SECURITIES FUND

	Shares	Value

COMMON STOCKS (93.1%)
BUILDING MATERIALS (9.9%)
Cemex SAB de CV ADR (1)	14,037	$126,895
CRH PLC ADR	3,000	55,950
James Hardie Industries NV - ADR	9,000	432,810
Lafarge SA ADR	5,000	72,850
Pretoria Portland Cement Co., Ltd. ADR	12,500	84,125

		772,630

ENGINEERING & CONSTRUCTION (2.3%)
Grupo Aeroportuario del Sureste SAB de CV ADR	1,300	125,541
Kajima Corp. ADR	2,000	55,600

		181,141

HOME BUILDERS (6.3%)
China Housing & Land Development, Inc. (1)	40,000	58,400
Desarrolladora Homex SAB de CV ADR (1)	7,000	92,750
MDC Holdings, Inc.	5,000	191,200
Toll Brothers, Inc. (1)	4,500	148,545

		490,895

LODGING (8.6%)
Home Inns & Hotels Management, Inc. ADR (1)	8,500	250,325
InterContinental Hotels Group PLC ADR	1,866	45,941
Marriott International, Inc., Class A	5,035	183,677
Ryman Hospitality Properties (1)	5,000	195,050

		674,993

REAL ESTATE (7.1%)
Alto Palermo SA ADR	11,500	195,500
Gafisa SA ADR (1)	12,000	44,040
IRSA Inversiones y Representaciones SA ADR	6,000	43,320
WP Carey & Co., LLC	5,000	273,500

		556,360

REITS-APARTMENTS (10.1%)
AvalonBay Communities, Inc.	1,547	209,711
Campus Crest Communities, Inc.	11,000	121,990
Equity Residential	5,700	327,237
Essex Property Trust, Inc.	900	135,000

		793,938

REITS-DIVERSIFIED (4.3%)
Vornado Realty Trust	2,307	185,044
Washington Real Estate Investment Trust	6,000	154,260

		339,304

REITS-HEALTH CARE (1.9%)
Health Care REIT, Inc.	2,500	148,575

REITS-HOTELS (7.6%)
Host Hotels & Resorts, Inc.	15,317	221,484
LaSalle Hotel Properties	11,000	263,340
Pebblebrook Hotel Trust	5,000	106,100

		590,924

REITS-OFFICE PROPERTY (13.8%)
Alexandria Real Estate Equities, Inc.	2,500	176,075
BioMed Realty Trust, Inc.	9,000	172,080
Boston Properties, Inc.	2,500	265,750
Corporate Office Properties Trust SBI MD	4,000	99,800
Douglas Emmett, Inc.	6,000	140,700
SL Green Realty Corp.	3,000	225,900

		1,080,305

REITS-SHOPPING CENTERS (3.9%)
Acadia Realty Trust	4,985	128,015
Saul Centers, Inc.	4,100	177,407

		305,422

REITS-SINGLE TENANT (1.6%)
National Retail Properties, Inc.	4,000	126,720

REITS-STORAGE (4.4%)
Extra Space Storage, Inc.	9,900	341,451

See accompanying notes to financial statements.

26

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

SCHEDULE OF INVESTMENTS – October 31, 2012

COMMONWEALTH REAL ESTATE SECURITIES FUND

	Shares	Value

COMMON STOCKS (93.1%) - Continued
REITS-WAREHOUSE/INDUSTRIES (2.0%)
EastGroup Properties, Inc.	3,000	$156,180

RETAIL (2.4%)
Kingfisher PLC ADR	20,000	185,200

SAVINGS & LOANS (1.9%)
Harleysville Savings Financial Corp.	8,675	147,388

TELECOMMUNICATIONS (5.0%)
American Tower Corp., Class A	2,500	188,225
SBA Communications Corp., Class A (1)	3,000	199,890

		388,115

TOTAL COMMON STOCKS
(Cost $6,086,995)		7,279,541

EXCHANGE TRADED FUNDS (2.2%)
Guggenheim China Real Estate ETF	8,500	173,230

TOTAL EXCHANGE TRADED FUNDS
(Cost $144,153)		173,230

	Principal

CORPORATE BONDS (3.2%)
BUILDING MATERIALS (3.2%)
Hanson Australia Funding, Ltd.,
5.25%, 3/15/13 (2)	$250,000	253,692

TOTAL CORPORATE BONDS
(Cost $250,081)		253,692

	Contracts

CALL OPTIONS (1.6%)
Autodesk, Inc., Strike Price: $20.00,
Expiration 1/19/2013 (1)	70	75,950
St. Joe Co. (The), Strike Price:
$10.00, Expiration 1/19/2013 (1)	50	47,500

TOTAL CALL OPTIONS
(Cost $149,440)		123,450

	Shares

SHORT-TERM INVESTMENTS (0.2%)
Federated Government Obligations
Fund, 0.03% (3)	14,461	14,461

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,461)		14,461

TOTAL INVESTMENTS (100.3%)
(Cost $6,645,130)		7,844,374
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)		(20,785)

NET ASSETS (100.0%)		$7,823,589

(1)	Non-income producing.
(2)	Callable.
(3)	Rate disclosed is the seven day yield as of October 31, 2012.
ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trusts

See accompanying notes to financial statements.

27

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

STATEMENTS OF ASSETS AND LIABILITIES – October 31, 2012

	Commonwealth				Commonwealth
	Australia/New		Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Africa Fund(b)	Japan Fund	Global Fund	Securities Fund

ASSETS:
Investments, at value (Cost $15,936,173, $1,315,715, $3,581,996, $10,318,552 and $6,645,130)	$21,165,782	$1,344,980	$3,993,665	$13,322,511	$7,844,374
Investments in affiliated companies, at value (Cost $758,318, $0, $0, $0 and $0)	304,056	—	—	—	—

Total Investments, at value (Cost $16,694,491, $1,315,715, $3,581,996, $10,318,552 and $6,645,130)	21,469,838	1,344,980	3,993,665	13,322,511	7,844,374
Foreign currency, at value (Cost $815,862, $87,420, $15,186, $0 and $0)	811,225	88,239	15,144	—	—
Interest and dividends receivable	130,722	816	23,916	37,382	5,066
Receivable for shares of beneficial interest issued	4,359	25	14	210	40
Receivable for investments sold	34,293	—	—	—	—
Due from adviser	—	6,162	—	—	—
Prepaid expenses	28,220	6,900	10,972	23,476	16,216

Total Assets	22,478,657	1,447,122	4,043,711	13,383,579	7,865,696

LIABILITIES:
Payable for investments purchased	—	83,547	—	—	—
Payable for shares of beneficial interest redeemed	22,050	—	—	—	44
Accrued expenses and other payables:
Management fees	14,190	—	2,567	8,600	4,982
Administration	13,876	816	2,661	8,707	5,008
Distribution	9,214	558	2,219	11,076	5,265
Accounting and transfer agent	12,506	3,630	7,784	7,030	5,471
Trustee	9,045	461	1,761	5,795	3,437
Compliance	4,397	239	836	2,768	1,592
Custodian	2,010	200	846	391	254
Other	44,016	1,632	8,082	27,926	16,054

Total Liabilities	131,304	91,083	26,756	72,293	42,107

NET ASSETS	$22,347,353	$1,356,039	$4,016,955	$13,311,286	$7,823,589

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:(a)
(1,854,646, 132,535, 1,581,553, 942,352 and 694,197, shares of beneficial interest outstanding, respectively.)	$12.05	$10.23	$2.54	$14.13	$11.27

NET ASSETS CONSIST OF:
Paid-in-beneficial interest	$17,496,514	$1,316,837	$4,490,806	$10,399,273	$7,545,108
Accumulated net investment income (loss)	263,831	8,883	(93,196)	(71,600)	(73,336)
Accumulated net realized losses from investments, option contracts, rights and foreign currency transactions	(183,022)	—	(791,707)	(20,346)	(847,427)
Net unrealized appreciation on investments, option contracts, rights and foreign currency translations	4,770,030	30,319	411,052	3,003,959	1,199,244

NET ASSETS	$22,347,353	$1,356,039	$4,016,955	$13,311,286	$7,823,589

(a)

Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to the Financial Statements. Par value $0.01, unlimited shares authorized.

(b)	Fund inception date is November 7, 2011.

See accompanying notes to financial statements.

28

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

STATEMENTS OF OPERATIONS – October 31, 2012

	Commonwealth				Commonwealth
	Australia/New		Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Africa Fund(a)	Japan Fund	Global Fund	Securities Fund

INVESTMENT INCOME:
Interest income	$79,802	$1,260	$18	$2,668	$12,867
Dividend income, unaffiliated issuers	1,048,520	15,597	75,886	346,102	166,405
Foreign tax withholding	(171,065)	(991)	(5,331)	(21,441)	(670)

Total Investment Income	957,257	15,866	70,573	327,329	178,602

EXPENSES:
Management fees (Note 4)	156,524	9,801	28,895	99,641	57,289
Legal fees	47,021	1,558	9,191	32,446	17,167
Administration fees	166,193	6,197	30,751	106,590	61,153
Accounting and transfer agent fees	79,782	19,273	50,299	47,200	37,607
Distribution fees	52,175	1,958	9,632	33,214	19,097
Custodian fees	11,642	829	5,198	2,360	1,452
Miscellaneous fees	7,778	1,132	1,976	5,091	3,111
Audit fees	30,320	1,127	5,595	19,340	11,118
Trustee fees and expenses	36,549	1,537	6,793	23,815	14,007
Consulting services fees	2,688	100	497	1,726	989
Compliance fees	47,930	1,836	8,897	30,760	17,692
Insurance fees	18,211	—	6,007	11,258	6,067
State registration and filing fees	22,648	18,880	19,941	18,518	18,073
Printing and postage fees	14,958	1,024	2,675	8,315	5,177

Total Expenses	694,419	65,252	186,347	440,274	269,999

Waiver of fees and reimbursement of expenses (Note 4)	—	(59,763)	—	—	—

Net expenses	694,419	5,489	186,347	440,274	269,999

Net Investment Income (Loss)	262,838	10,377	(115,774)	(112,945)	(91,397)

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTION CONTRACTS, RIGHTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments, unaffiliated issuers	879,348	—	123,173	(19,297)	(132,284)
Net realized loss from option contracts	—	—	(38,716)	—	—
Net realized gain from rights	17,003	—	—	—	—
Net realized gain (loss) on foreign currency transactions	(2,300)	(5,517)	7,014	—	—
Net change in unrealized appreciation (depreciation) on:
Investments, unaffiliated issuers	1,602,612	28,033	(215,659)	577,629	1,359,496
Investments, affiliated issuers	(94,621)	—	—	—	—
Option contracts	—	—	5,325	—	(13,250)
Rights	—	1,232	—	—	—
Foreign currency translations	(10,038)	1,054	(155)	—	—

Net realized/unrealized gain (loss) from investments, option contracts, rights and foreign currency transactions	2,392,004	24,802	(119,018)	558,332	1,213,962

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,654,842	$35,179	$(234,792)	$445,387	$1,122,565

(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.

See accompanying notes to financial statements.

29

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth
	Australia/New Zealand Fund		Africa Fund

	Year Ended	Year Ended	Period Ended
	October 31, 2012	October 31, 2011	October 31, 2012(a)

OPERATIONS:
Net investment income (loss)	$262,838	$273,084	$10,377
Net realized gain (loss) from investments	879,348	955,978	—
Net realized gain (loss) from option contracts	—	—	—
Net realized gain from rights	17,003	—	—
Net realized gain (loss) from foreign currency transactions	(2,300)	31,787	(5,517)
Net change in unrealized appreciation (depreciation) on investments, option contracts, rights and foreign currency translations	1,497,953	(1,282,824)	30,319

Change in net assets resulting from operations	2,654,842	(21,975)	35,179

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:	(231,695)	(370,401)	—
Net realized gains:	—	—	—

Change in net assets from distributions	(231,695)	(370,401)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,723,251	9,208,119	1,373,853
Dividends reinvested	218,231	347,588	—
Cost of shares redeemed	(5,429,542)	(12,728,855)	(52,993)
Redemption fees	27	3,196	—

Change in net assets resulting from capital transactions	(1,488,033)	(3,169,952)	1,320,860

Net increase/(decrease) in net assets	935,114	(3,562,328)	1,356,039
NET ASSETS:
Beginning of period	21,412,239	24,974,567	—

End of period	$22,347,353	$21,412,239	$1,356,039

Accumulated net investment income (loss)	$263,831	$116,904	$8,883

SHARE TRANSACTIONS:
Issued	347,614	837,765	138,021
Reinvested	22,110	34,968	—
Redeemed	(505,576)	(1,207,361)	(5,486)

Change in shares	(135,852)	(334,628)	132,535

(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.

See accompanying notes to financial statements.

30

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth		Commonwealth		Commonwealth
Japan Fund		Global Fund		Real Estate Securities Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

$(115,774)	$(128,602)	$(112,945)	$(57,332)	$(91,397)	$(122,138)
123,173	55,343	(19,297)	1,469,039	(132,284)	(57,660)
(38,716)	—	—	—	—	129,128
—	—	—	—	—	—
7,014	10,753	—	—	—	—
(210,489)	(242,493)	577,629	(1,370,525)	1,346,246	(143,807)

(234,792)	(304,999)	445,387	41,182	1,122,565	(194,477)

—	—	—	—	—	—
—	—	(1,332,683)	—	—	—

—	—	(1,332,683)	—	—	—

1,092,483	6,368,859	916,081	631,685	278,311	599,412
—	—	1,305,051	—	—	—
(634,582)	(6,288,767)	(1,307,983)	(3,963,349)	(871,009)	(2,174,861)
18	1,559	10	1,731	11	997

457,919	81,651	913,159	(3,329,933)	(592,687)	(1,574,452)

223,127	(223,348)	25,863	(3,288,751)	529,878	(1,768,929)
3,793,828	4,017,176	13,285,423	16,574,174	7,293,711	9,062,640

$4,016,955	$3,793,828	$13,311,286	$13,285,423	$7,823,589	$7,293,711

$(93,196)	$—	$(71,600)	$—	$(73,336)	$7,413

417,917	2,200,096	65,767	38,001	26,926	56,916
—	—	98,607	—	—	—
(241,723)	(2,230,009)	(93,537)	(239,808)	(83,159)	(204,731)

176,194	(29,913)	70,837	(201,807)	(56,233)	(147,815)

See accompanying notes to financial statements.

31

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

FINANCIAL HIGHLIGHTS

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Selected data for a share outstanding throughout the years indicated:

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Net Asset Value, Beginning of Year	$10.76	$10.74	$9.84	$10.87	$20.34

Change in net assets from operations:
Net investment income	0.14	0.12	0.08	0.08 (a)	1.04
Net realized and unrealized gain (loss) from investments	1.27	0.07 (b)	0.82	1.95	(8.47)

Total from investment activities	1.41	0.19	0.90	2.03	(7.43)

Distributions
Net investment income	(0.12)	(0.17)	—	(1.80)	(0.60)
Net realized gains	—	—	—	(1.26)	(1.44)

Total distributions	(0.12)	(0.17)	—	(3.06)	(2.04)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net Asset Value, End of Year	$12.05	$10.76	$10.74	$9.84	$10.87

Total return	13.31%	1.85%	9.15%	29.09%	(40.25)%

Net assets at end of year (000’s)	$22,347	$21,412	$24,975	$28,975	$19,964
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.32%	3.08%	3.24%	3.59%	2.74%
Ratio of gross expenses before reimbursement	3.32%	3.08%	3.24%	3.59%	2.74%
Ratio of net investment income to average net assets	1.26%	1.20%	1.05%	0.95%	5.67%
Portfolio turnover rate	8%	22%	12%	34%	21%

(a)	Calculated using the average shares method.
(b)

The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(c)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

32

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

FINANCIAL HIGHLIGHTS

AFRICA FUND

Selected data for a share outstanding throughout the period indicated:

	For the period
	ended
	10/31/12(a)

Net Asset Value, Beginning of Period	$10.00

Change in net assets from operations:
Net investment income	0.08
Net realized and unrealized gain from investments	0.15

Total from investment activities	0.23

Net Asset Value, End of Period	$10.23

Total return	2.30	%(b)

Net assets at end of period (000’s)	$1,356

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.70	%(c)(d)
Ratio of gross expenses before reimbursement	8.32	%(c)
Ratio of net investment income to average net assets	1.32	%(c)
Portfolio turnover rate	—	%(b)

(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)

The ratio of net expenses are the combined result of $9,801 in contractual waivers representing (1.25)% and $49,962 in voluntary reimbursements representing (6.37)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

See accompanying notes to financial statements.

33

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

FINANCIAL HIGHLIGHTS

COMMONWEALTH JAPAN FUND

Selected data for a share outstanding throughout the years indicated:

	For the year	For the year		For the year	For the year		For the year
	ended	ended		ended	ended		ended
	10/31/12	10/31/11		10/31/10	10/31/09		10/31/08

Net Asset Value, Beginning of Year	$2.70	$2.80		$2.69	$2.47		$3.82

Change in net assets from operations:
Net investment loss	(0.07)	(0.09)		(0.07)	(0.06	)(a)	(0.04)
Net realized and unrealized gain (loss) from investments	(0.09)	(0.01	)(b)	0.18	0.28		(1.31)

Total from investment activities	(0.16)	(0.10)		0.11	0.22		(1.35)

Redemption fees	— (c)	—	(c)	— (c)	—	(c)	—

Net Asset Value, End of Year	$2.54	$2.70		$2.80	$2.69		$2.47

Total return	(5.93)%	(3.57)%		4.09%	8.91%		(35.34)%

Net assets at end of year (000’s)	$4,017	$3,794		$4,017	$4,432		$4,905
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	4.84%	3.91%		4.24%	4.56%		3.33%
Ratio of gross expenses before reimbursement	4.84%	3.91%		4.24%	4.56%		3.33%
Ratio of net investment loss to average net assets	(3.01)%	(2.52)%		(2.45)%	(2.58)%		(1.36)%
Portfolio turnover rate	20%	62%		10%	30%		10%

(a)	Calculated using the average shares method.
(b)	The amount of net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(c)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

34

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

FINANCIAL HIGHLIGHTS

COMMONWEALTH GLOBAL FUND

Selected data for a share outstanding throughout the years indicated:

	For the year	For the year		For the year	For the year		For the year
	ended	ended		ended	ended		ended
	10/31/12	10/31/11		10/31/10	10/31/09		10/31/08

Net Asset Value, Beginning of Year	$15.24	$15.44		$13.40	$11.16		$19.97

Change in net assets from operations:
Net investment loss	(0.12)	(0.07)		(0.12)	(0.10	)(a)	(0.02)
Net realized and unrealized gain (loss) from investments	0.54	(0.13	)(b)	2.16	2.34		(7.60)

Total from investment activities	0.42	(0.20)		2.04	2.24		(7.62)

Distributions
Net investment income	—	—		—	—		(0.01)
Net realized gains	(1.53)	—		—	—		(1.18)

Total distributions	(1.53)	—		—	—		(1.19)

Redemption fees	— (c)	—	(c)	— (c)	—	(c)	—

Net Asset Value, End of Year	$14.13	$15.24		$15.44	$13.40		$11.16

Total return	3.47%	(1.30)%		15.22%	20.07%		(40.36)%

Net assets at end of year (000’s)	$13,311	$13,285		$16,574	$14,953		$13,328
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.31%	3.05%		3.02%	3.40%		2.43%
Ratio of gross expenses before reimbursement	3.31%	3.05%		3.02%	3.40%		2.43%
Ratio of net investment loss to average net assets	(0.85)%	(0.38)%		(0.85)%	(0.92)%		(0.12)%
Portfolio turnover rate	11%	18%		10%	12%		7%

(a)	Calculated using the average shares method.
(b)	The amount of net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(c)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

35

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

FINANCIAL HIGHLIGHTS

COMMONWEALTH REAL ESTATE SECURITIES FUND

Selected data for a share outstanding throughout the years indicated:

	For the year	For the year		For the year	For the year		For the year
	ended	ended		ended	ended		ended
	10/31/12	10/31/11		10/31/10	10/31/09		10/31/08

Net Asset Value, Beginning of Year	$9.72	$10.09		$8.42	$7.56		$14.21

Change in net assets from operations:
Net investment loss	(0.13)	(0.16)		(0.09)	(0.01	)(a)	(0.08)
Net realized and unrealized gain (loss) from investments	1.68	(0.21	)(b)	1.76	0.87		(5.45)

Total from investment activities	1.55	(0.37)		1.67	0.86		(5.53)

Distributions
Net realized gains	—	—		—	—		(0.95)
Return of capital	—	—		—	—		(0.17)

Total distributions	—	—		—	—		(1.12)

Redemption fees	— (c)	—	(c)	—	—		—

Net Asset Value, End of Year	$11.27	$9.72		$10.09	$8.42		$7.56

Total return	15.95%	(3.67)%		19.83%	11.38%		(41.65)%

Net assets at end of year (000’s)	$7,824	$7,294		$9,063	$8,189		$8,190
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.53%	3.29%		3.22%	3.71%		2.55%
Ratio of gross expenses before reimbursement	3.53%	3.29%		3.22%	3.71%		2.55%
Ratio of net investment loss to average net assets	(1.20)%	(1.48)%		(0.89)%	(0.11)%		(0.66)%
Portfolio turnover rate	5%	7%		21%	5%		13%

(a)	Calculated using the average shares method.
(b)	The amount of net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(c)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

36

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012

Note 1 – Organization

Commonwealth International Series Trust (the “Trust”) was organized as a Massachusetts business trust on May 8, 1986, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Africa Fund (the “Africa Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) (each a “Fund” and collectively the “Funds”).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements for the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last current bid and ask quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of less than 60 days (short-term debt) are valued at amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. The Australia/New Zealand Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. In the Australia/New Zealand Fund, the measure is based on a comparison to the iShares MSCI Australia Index Fund and in the Japan Fund it is based on a comparison between the S&P 500 Futures — Tokyo close to the U.S. close.

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various “inputs” used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical assets.

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds have adopted Accounting Standards Update No. 2011-04, Fair Value Measurements (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Common stocks, preferred stocks, exchange traded funds and short term investments.    Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Investments in other open-end registered

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

investment companies are valued at net asset value. Short term investments may be valued using amortized cost which approximates fair value. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

Corporate Bonds.   The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased options and Rights.   Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2012:

	Australia/New Zealand Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$20,050,717	$—	$—	$20,050,717
Preferred Stocks*	503,810	—	—	503,810
Corporate Bonds	861,467	—	—	861,467
Short Term Investments	53,844	—	—	53,844

Total	$21,469,838	$—	$—	$21,469,838

	Africa Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$704,062	$—	$—	$704,062
Exchange Traded Funds	517,681	—		517,681
Sovereign Bonds	25,250	—	—	25,250
Rights	1,232	—	—	1,232
Short Term Investments	96,755	—	—	96,755

Total	$1,344,980	$—	$—	$1,344,980

	Japan Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$3,462,511	$—	$—	$3,462,511
Call Options	16,050	—	—	16,050
Exchange Traded Funds	226,250	—	—	226,250
Short Term Investments	288,854	—	—	288,854

Total	$3,993,665	$—	$—	$3,993,665

	Global Fund

	Level 1	Level 2	Level 3	Total **

Security Type
Common Stocks*	$9,531,065	$—	$—	$9,531,065
United Kingdom	1,877,426	290,958	—	2,168,384
Preferred Stocks*	722,700	—	—	722,700
Short Term Investments	900,362	—	—	900,362

Total	$13,031,553	$290,958	$—	$13,322,511

	Real Estate Securities Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$7,279,541	$—	$—	$7,279,541
Exchange Traded Funds	173,230	—	—	173,230
Corporate Bonds	—	253,692	—	253,692
Call Options	123,450	—	—	123,450
Short Term Investments	14,461	—	—	14,461

Total	$7,590,682	$253,692	$—	$7,844,374

*	All sub-categories within Common Stocks and Preferred Stocks represent Level 1 evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.
**	There were no Level 3 securities held as of October 31, 2012.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period. As described in Note 3 – Significant Accounting Policies under A) Valuation of Securities, certain equity securities listed or traded on foreign exchanges may be valued by an independent fair value pricing service on any day when a significant change in value occurs. As a result of such an event at October 31, 2011, these securities were fair valued by the service and therefore, categorized in Level 2. On October 31, 2012, conditions were not met requiring securities to be fair valued and therefore, categorized in Level 1. During the period ended October 31, 2012, there were several instances where these conditions were met, and as a result, foreign securities in the Australia/New Zealand Fund and the Japan Fund were valued at fair value. During the period ended October 31, 2012, these transactions represent the only significant transfers between each of the three Levels.

The following is a reconciliation of transfers between category levels from October 31, 2011 to October 31, 2012, represented by recognizing the October 31, 2012 market value of securities previously classified as Level 2 as of October 31, 2011 that transferred hierarchies to Level 1 as of October 31, 2012:

	Australia/New Zealand Fund	Japan Fund

Transfers into Level 1	$15,922,232	$2,959,382
Transfers out of Level 1	$—	$—

Net Transfers in (out) of Level 1	$15,922,232	$2,959,382

Transfers into Level 2	$—	$—
Transfers out of Level 2	$(15,922,232)	$(2,959,382)

Net Transfers in (out) of Level 2	$(15,922,232)	$(2,959,382)

C) Currency Translation – For purposes of determining a Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily.

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2009 – 2012 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the year ended October 31, 2012, the Australia/New Zealand Fund, Japan Fund, Global Fund and Real Estate Securities Fund had contributions to capital due to redemption fees in the amount of $27, $18, $10 and $11, respectively.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivative transactions for any purpose consistent with its investment objective, such as for hedging, obtaining market exposure, and generating premium income.

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s inability to be able to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. As of October 31, 2012, the Funds held no foreign currency contracts.

K) Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian bank takes possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral value by the Funds may be delayed or limited.

L) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp. as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a monthly fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund other than the Africa Fund for which it receives 1.25% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive the Management Fee of 1.25% for the Africa Fund through February 28, 2014. The Advisor may not terminate this arrangement prior to February 28, 2014 unless the investment advisory agreement is terminated. The Africa

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

Fund has agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three years of the date of any such waiver and such repayment does not cause the Africa Fund’s total fund operating expenses to exceed 3.30%. For the period ended October 31, 2012, the Advisor waived Management Fees in the Africa Fund in the amount of $9,801 which is subject to recoupment. For the period ended October 31, 2012, the Advisor chose to voluntarily reimburse beyond its contractual agreement in the Africa Fund in the amount of $49,962, an amount which is not subject to recoupment. Certain officers of the Trust are also officers of FCA.

B) Administration, Fund Accounting and Transfer Agent – UMB Fund Services, Inc. (“UMB”) serves as the administrator, transfer agent and fund accountant to the Funds. For these services UMB receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. An officer of the Trust also is an employee of UMB, but is paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – UMB Distribution Services, LLC, serves as the principal underwriter for each Fund and receives an annual contractual fee. UMB Distribution Services, LLC is an affiliate of UMB.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act, whereby up to 0.35% of the Fund’s assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Fund and the servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Fund’s shares. These amounts are disclosed on the Statement of Operations under Distribution fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board of Trustees has currently authorized each Fund to pay out only 0.25% under its Plan. If the Trustees’ intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Investments in Affiliates

The Global Fund may invest a portion of its assets in the remaining four funds in the Trust. The Funds are considered to be affiliated under the 1940 Act because they have the same investment advisor. When computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the affiliated funds. There were no affiliated holdings for the Global Fund during the year.

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Commonwealth Australia/New Zealand Fund’s holding below is considered an affiliate of the Fund. Further detail on this holding as of the year ended October 31, 2012 appears below:

				Fair			Change in	Fair		Realized
	Percentage of	Shares	Shares	Value	Cost of	Cost of	Appreciation/	Value	Dividend	Gain
Security Held	Ownership	10/31/11	10/31/12	10/31/11	Purchases	Sales	Depreciation	10/31/12	Income	(Loss)

Mowbray Collectables Ltd.	7.36%	821,593	821,593	$398,677	—	—	($94,621)	$304,056	$0	$—

Note 6 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Australia/New Zealand Fund	$1,627,807	$3,380,530
Africa Fund	1,219,013	—
Japan Fund	726,338	813,465
Global Fund	2,072,048	1,339,344
Real Estate Securities Fund	358,835	736,917

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

Note 7 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds may trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for the written call option contracts is limited only by how high the underlying securities strike price rises. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian. At October 31, 2012, the Funds had no outstanding written options.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

Note 8 – Derivatives

The Funds’ use of derivatives for the year ended October 31, 2012 was limited to options, foreign exchange contracts and rights issuances. The derivative instruments outstanding as of October 31, 2012, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations

				Amount of	Amount of
	Location of		Location of Gain (Loss) on	Realized	Unrealized
Fund/Financial Instrument Type	Asset Derivatives	Value	Derivatives Recognized	Gain (Loss)	Gain (Loss)

Australia/New Zealand Fund
Rights Issuances			Net realized gain from rights	17,003	—

Africa Fund
Rights Issuances	Investments, at value		Net change in unrealized
	(Rights)	1,232	appreciation/(depreciation)
			on rights	—	1,232

Japan Fund
Equity Contracts	Investments, at value		Net realized loss from
	(Purchase options)	16,050	option contracts	(38,716)	—
			Net change in unrealized
			appreciation/(depreciation) on
			option contracts	—	5,325

Real Estate Securities Fund
Equity Contracts	Investments, at value		Net change in unrealized
	(Purchase options)	123,450	appreciation/(depreciation) on
			option contracts	—	(13,250)

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

Note 9 – Tax Matters

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Undistributed ordinary income	$310,698	$8,883	$—	$—	$—
Undistributed long-term capital gains	—	—	—	—	—

Tax accumulated earnings	310,698	8,883	—	—	—
Accumulated capital and other losses	(180,946)	—	(881,836)	(91,937)	(898,370)
Unrealized appreciation on investments	4,726,404	29,265	408,602	3,003,950	1,176,851
Unrealized appreciation (depreciation) on
foreign currency translations	(5,317)	1,054	(617)	—	—

Total accumulated earnings (deficit)	$4,850,839	$39,202	$(473,851)	$2,912,013	$278,481

At October 31, 2012, the gross unrealized appreciation (depreciation) on investments, foreign currency translations and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Gross unrealized appreciation	$6,724,517	$60,444	$815,294	$3,261,355	$1,952,616
Gross unrealized depreciation	(1,998,113)	(31,179)	(406,692)	(257,405)	(775,765)
Net unrealized appreciation (depreciation) on
foreign currency translations	(5,317)	1,054	(617)	—	—

Net unrealized appreciation on investments	$4,721,087	$30,319	$407,985	$3,003,950	$1,176,851

Tax cost of investments	$16,743,434	$1,315,715	$3,585,063	$10,318,561	$6,667,523

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, and passive foreign investment companies.

The tax character of distributions paid during the tax years ended October 31, 2012 and 2011 were as follows (no distributions were paid in the other Funds):

	Australia/New
	Zealand Fund		Global Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

Distributions paid from:
Ordinary Income	$231,695	$370,401	$—	$—
Net long-term capital gains	—	—	1,332,683	—

Total distributions paid	$231,695	$370,401	$1,332,683	$—

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

As of October 31, 2012, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Australia/New			Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund

	Short-term	Short-term	Short-term	Short-term	Long-term

For losses expiring October 31,
2016	$—	$—	$—	$169,716	$—
2017	180,946	791,707	—	—	—
2018	—	—	—	493,840	—
Non-Expiring	—	—	20,337	—	155,540

	$180,946	$791,707	$20,337	$663,556	$155,540

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2012, the Australia/New Zealand Fund and Japan Fund utilized $778,267 and $84,457, respectively, of their capital loss carryovers.

As of October 31, 2012, the Japan, Global and Real Estate Securities Funds, respectively, had $90,129, $71,600 and $79,274 of qualified late-year ordinary losses, which are deferred until fiscal year 2013 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 10 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provided a line of credit in an amount of up to $3,500,000 for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow to the lesser of 1/3 of the value of its net assets taken at market value, at the time of the borrowing, including the amount borrowed, or 5% of the Fund’s total assets valued at cost, excluding the amount borrowed. Under the terms of the Agreement, any principal balance outstanding would bear interest at the Federal Funds Rate in effect at that time plus 1.50%. No borrowings were outstanding under the Agreement as of October 31, 2012.

Note 11 – Reclassification of Capital Accounts

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2012, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Paid-in-beneficial interest	$—	$(4,023)	$(15,564)	$(41,366)	$(10,648)
Accumulated net investment income (loss)	115,784	(1,494)	22,578	41,345	10,648
Accumulated net realized losses from
investments, option contracts, rights and
foreign currency transactions	(115,784)	5,517	(7,014)	21	—

Note 12 – Contractual Obligations

Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

NOTES TO FINANCIAL STATEMENTS – October 31, 2012 (Continued)

Note 13 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in Australia, New Zealand or Japan may be denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

The Africa Fund may be exposed to additional market risks by focusing its investments on issuers in African countries that other funds invested in securities of issuers in a broader region may not be exposed to. The Fund is highly dependent on the state of economies of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economies, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 14 – Legal Matters

On October 22, 2010, Edward S. Weisfelner, as Trustee of the LB Creditor Trust (the “Plaintiff”), filed a suit in the Supreme Court of the State of New York in the County of New York against, among numerous other defendants, the Trust’s custodian (the “Custodian”) as a record holder of shares of Lyondell Chemical Company (“Lyondell”). The action was removed to the United States District Court for the Southern District of New York and then referred to the United States Bankruptcy Court for the Southern District of New York. Among the shares alleged to have been held by the Custodian were 10,000 shares for which the Commonwealth Global Fund (the “Global Fund”) was a beneficial shareholder. On December 19, 2011, the Plaintiff filed a Second Amended Complaint in the U.S. Bankruptcy Court, Southern District of New York, naming the Global Fund as a defendant. Generally, the Plaintiff’s claim alleges that a merger transaction, which closed on December 20, 2007, in which the Global Fund and the other shareholders of Lyondell disposed of their positions in Lyondell caused Lyondell to be insolvent and ultimately resulted in Lyondell filing for bankruptcy protection. Lyondell sought bankruptcy protection in cases filed on January 6, 2009 and April 24, 2009. The Plaintiff’s claim further alleges that, under various theories under state law, the transaction constituted a fraudulent transfer. The Plaintiff is seeking to set aside and recover the entire amount of the transfer, which is alleged to be approximately $5.9 billion. The Global Fund’s proceeds from the transaction amounted to $479,700. As of this date, the suit has only involved preliminary procedural filings, including Motions to Dismiss the Complaint. To date, the Trust has joined in the response with several other defendants in the case seeking to dismiss the claims. The Court has not yet rendered a decision as to the motion to dismiss. The Trust expects to continue participating in the defense of this case, albeit as a direct defendant.

Note 15 – Subsequent Events

Within the financial statements, the Funds are required to recognize the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the funds are required to disclose the nature of the event as well as an estimate of its financial effect, on a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuances of these financial statements and has noted no such events.

Note 16 – New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and relating arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial positions. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

47

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Commonwealth International Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities of Africa Fund, a series of shares of beneficial interest of Commonwealth International Series Trust, including the schedule of investments, as of October 31, 2012, the related statements of operations and changes in net assets and the financial highlights for the period November 7, 2011 (inception date) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, as of October 31, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or period in the period then ended and their financial highlights for each of the five years or period in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 20, 2012

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

ADDITIONAL INFORMATION – October 31, 2012 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 – 10/31/12	5/1/12 – 10/31/12

Australia/New Zealand Fund	$1,000.00	$1064.50	$17.07	3.29%
Africa Fund	1,000.00	987.50	—	—
Japan Fund	1,000.00	927.00	23.44	4.84
Global Fund	1,000.00	986.10	16.47	3.30
Real Estate Securities Fund	1,000.00	1032.10	17.88	3.50

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 – 10/31/12	5/1/12 – 10/31/12

Australia/New Zealand Fund	$1,000.00	$1,008.50	$16.61	3.29%
Africa Fund	1,000.00	1,025.00	—	—
Japan Fund	1,000.00	1,000.70	24.34	4.84
Global Fund	1,000.00	1,008.40	16.66	3.30
Real Estate Securities Fund	1,000.00	1,007.40	17.66	3.50

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 366 (the number of days in the fiscal year) to reflect the one-half year period.

TAX INFORMATION UNAUDITED

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code of 1986, the Australia/New Zealand Fund designates $403,882 of income derived from foreign sources and $171,065 of foreign taxes paid, for the year ended October 31, 2012.

Of the ordinary income distributions made by the Australia/New Zealand Fund during the year ended October 31, 2012, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.2177 and the proportionate share of foreign taxes attributable to one share of stock is $0.0922.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

ADDITIONAL INFORMATION – October 31, 2012 (Unaudited) (Continued)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Australia/New Zealand and Africa Funds, respectively, designate income dividends of 100.00% and 100.00% as qualified dividend income paid during the fiscal year ended October 31, 2012.

The Global Fund designates $1,332,683 as long-term capital gains distributions for the fiscal year ended October 31, 2012.

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

50

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

TRUSTEES AND OFFICERS – October 31, 2012 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled, “Interested Trustees.” Trustees who are not “interested persons” are referred to as Independent Trustees. The Funds’ Statement of Additional information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer(3)	Trustee/Officer

INTERESTED TRUSTEES:

Robert Scharar(1)	President,	Indefinite until	Investment manager/Attorney/CPA;	5	See Below(2)
791 Town & Country Blvd,	Interested	Successor	President, FCA Corp (investment
Suite 250	Trustee	elected and	advisor), 1975 to present.
Houston, TX 77024-3925		qualified;
Age 64		since 2000

INDEPENDENT TRUSTEES:

John Akard, Jr.	Independent	Indefinite until	Owner, John Akard Jr. P.C. (and its	5	None
791 Town & Country Blvd,	Trustee	Successor	predecessor) (law firm), 1996 to
Suite 250		elected and	present; Of Counsel, Coplen &
Houston, TX 77024-3925		qualified;	Banks, P.C. (and its predecessor)
Age 46		since 2000	(law firm), 1999 to present,
Attorney/CPA.

Kathleen Kelly	Independent	Indefinite until	Honorary Consul, New Zealand	5	None
791 Town & Country Blvd,	Trustee	Successor	Consulate, 1995 to present; Owner,
Suite 250		elected and	International Protocol Advisors
Houston, TX 77024-3925		qualified;	(consulting services), August 1992
Age 60		since 2000	to present.

Jack Ewing	Independent	Indefinite until	Adjunct Economics Professor,	5	None
791 Town & Country Blvd,	Trustee	Successor	University of Houston-Downtown,
Suite 250		elected and	2005 to present; Adjunct Professor,
Houston, TX 77024-3925		qualified;	Lonestar College, 2001 to present;
Age 73		since 2000	Professor, Houston Community
College, September 2000 to
May 2011.

(1)
Robert Scharar is considered an “interested person” of the Funds’ as that term is defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and an officer of the Trust’s investment advisor.

(2)
Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Nashville Properties, Inc., subsidiary companies at some of the above, and other closely held entities.

(3)	The five (5) portfolios comprising the Trust include the five mutual funds covered by this annual report.

51

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2012

TRUSTEES AND OFFICERS – October 31, 2012 (Unaudited)

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer	Trustee/Officer

OFFICERS:

Terrance P. Gallagher	Treasurer	Since 2010	Attorney/CPA, Executive	N/A	N/A
803 W. Michigan St.			Vice-President, UMB Fund Services,
Milwaukee, WI 53233			Inc. 2007 to present, Senior
Age 54			Vice-President, Director of
Compliance, Unified Fund Services,
2005 – 2007

John H. Lively	Secretary	Since 2008	Attorney, The Law Offices of John	N/A	N/A
11300 Tomahawk Creek			H. Lively & Associates, Inc. (law
Parkway, Ste. 310			firm), March 2010 to present;
Leawood, KS 66211			Attorney, Husch Blackwell Sanders
Age 43			LLP (law firm), March 2007 to
February 2010; Managing Attorney,
Raymond James Financial (financial
services), September 2005 to
March 2007

Bonnie Scott	Assistant	Since 2003	Administrator, FCA Corp	N/A	N/A
791 Town & Country Blvd,	Secretary		(investment advisor), 1998 to
Suite 250			present.
Houston, TX 77024-3925
Age 63

Stephen E. Fodo	CCO	Since 2004	Independent Consultant from	N/A	N/A
2515 Golden Pond Drive			January 2000 to present. Advisory
Kingwood, TX 77345			Director, Ingenero Inc., Engineering
Age 70			and Consulting Services, from
January 2002 to present; Chief
Financial Officer, Organic Fuels
Holdings Inc., October 2007 to
December 2008; Adjunct Professor,
University of Phoenix, July 2003 to
October 2008.

52

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code is included as an Exhibit.

(b)

During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2012 and 2011 were as follows:

(a)  Audit Fees for Registrant.

Fiscal year ended October 31, 2012	$60,000
Fiscal year ended October 31, 2011	$48,000

(b)  Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2012	$0
Fiscal year ended October 31, 2011	$0

(c)  Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2012	$7,500
Fiscal year ended October 31, 2011	$6,000

(d)  All Other Fees.

Fiscal year ended October 31, 2012	$0
Fiscal year ended October 31, 2011	$0

(e)  Audit Committee’s pre-approval policies and procedures.

(1)

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)

Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)

During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Commonwealth International Series Trust

/s/ Robert W. Scharar
By: Robert W. Scharar
President
December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Robert W. Scharar
By: Robert W. Scharar
President
(Principal Executive Officer)
December 19, 2012

/s/ Terrance P. Gallagher
By: Terrance P. Gallagher
Treasurer
(Principal Financial Officer)
December 19, 2012